Exhibit 99.2

              Certification Pursuant to Section 1350 of Chapter 63
                                       of Title 18 of the United States Code

         I, Kevin K. Albert, the Chief Financial Officer of ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. (the "Registrant"), certify that (i) the Form 10-Q of the Registrant for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.


Dated:   August 14, 2002
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                                           By:      /s/      Kevin K. Albert
                                     -----------------------------------------
                                                              Kevin K. Albert
                                                 President, ML Mezzanine II Inc.